Sculptor Reports Fourth Quarter and Full Year 2022 Financial Results February 28, 2023

|2 New York - February 28, 2023 - Sculptor Capital Management, Inc. (NYSE: SCU) today reported its unaudited results for the fourth quarter and full year ended December 31, 2022. Dividend Sculptor has declared a cash dividend of $0.20 per Class A share to holders of record as of March 14, 2023, payable on March 21, 2023. Conference Call Sculptor will host a conference call at 10:00 a.m. ET Tuesday, February 28, 2023. The call can be accessed by dialing +877-407-0312 (in the U.S.) or +201-389-0899 (international) or via the webcast on our website. About Sculptor Capital Management Sculptor Capital Management, Inc. is a leading global alternative asset management firm providing investment products in a range of areas including credit, real estate, and multi-strategy. With offices in New York, London, Hong Kong and Shanghai, the Company serves global clients through commingled funds, separate accounts and specialized products. Sculptor Capital’s distinct investment process seeks to generate attractive and consistent risk-adjusted returns across market cycles through a combination of fundamental bottom-up research, a high degree of flexibility, a collaborative team and integrated risk management. The Company’s capabilities span all major geographies, in strategies including fundamental equities, corporate credit, real estate debt and equity, merger arbitrage and structured credit. As of February 1, 2023, Sculptor Capital had approximately $35.9 billion in assets under management. For more information, please visit the Company's website (www.sculptor.com). 2 Sculptor Reports Fourth Quarter and Full Year 2022 Financial Results

|3 This press release and earnings presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect the Company's current views with respect to, among other things, future events, its operations and its financial performance. The Company generally identifies forward-looking statements by terminology such as "outlook," "believe," "expect," "potential," "continue," "may," "will," "should," "could," "seek," "approximately," "predict," "intend," "plan," "estimate," "anticipate," "opportunity," "comfortable," "assume," "remain," "maintain," "sustain," "achieve," "see," "think," "position" or the negative version of those words or other comparable words. Any forward-looking statements contained in this press release are based upon historical information and on the Company's current plans, estimates and expectations. The inclusion of this or other forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. The Company cautions that forward-looking statements are subject to numerous assumptions, estimates, risks and uncertainties including but not limited to the following: global economic, business, market and geopolitical conditions; poor investment performance of, or lack of capital flows into, the funds the Company manages; the Company’s investors’ right to redeem their investments from the Company’s funds on a regular basis; the highly variable nature of the Company’s revenues, results of operations and cash flows; difficult market conditions that could adversely affect the Company’s funds; counterparty default risks; the United Kingdom’s withdrawal from the European Union; the outcome of third-party litigation involving the Company; the consequences of the Foreign Corrupt Practices Act settlements with the SEC and the U.S. Department of Justice and any claims or negative publicity arising therefrom or from matters involving the Company’s founding CEO; conditions impacting the alternative asset management industry; the Company's ability to retain existing investor capital; the Company's ability to successfully compete for fund investors, assets, professional talent and investment opportunities; the Company's ability to retain its active executive managing directors, managing directors and other investment professionals; the Company's successful formulation and execution of its business and growth strategies; the Company's ability to appropriately manage conflicts of interest and tax and other regulatory factors relevant to its business; U.S. and foreign regulatory developments relating to, among other things, financial institutions and markets, government oversight, fiscal and tax policy; and assumptions relating to the Company's operations, investment performance, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if the Company’s assumptions or estimates prove to be incorrect, its actual results may vary materially from those indicated in these statements. These factors are not and should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in the Company’s filings with the SEC, including but not limited to the Company’s annual report on Form 10-K for the year ended December 31, 2021, dated February 25, 2022, and quarterly reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022, dated May 6, 2022, August 5, 2022 and November 9, 2022, respectively, as well as may be updated from time to time in the Company’s other SEC filings. There may be additional risks, uncertainties and factors that the Company does not currently view as material or that are not known. The forward-looking statements contained in this press release are made only as of the date of this press release. The Company does not undertake to update any forward-looking statement because of new information, future developments or otherwise except as may be required by law. This press release does not constitute an offer of any Sculptor Capital fund. The Company files annual, quarterly and current reports, proxy statements and other information required by the Exchange Act of 1934, as amended, with the SEC. The Company makes available free of charge on its website (www.sculptor.com) its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and any amendment to those filings as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. The Company also uses its website to distribute company information, including AUM by investments strategy, and such information may be deemed material. Accordingly, investors should monitor the Company's website, in addition to its press releases, SEC filings and public conference calls and webcast. Forward Looking Statements Shareholder Services Contact Ellen Conti Head of Corporate Strategy +1-212-719-7381 investorrelations@sculptor.com JIMMY LEVIN CHIEF INVESTMENT OFFICER & CHIEF EXECUTIVE OFFICER

Fourth Quarter and Full Year 2022 Financial Results

|5 (dollars in millions, except per share amounts) FY '22 FY '21 4Q '22 3Q '22 4Q '21 GAAP Results Net (Loss) Income Attributable to Sculptor Capital Management $ (16.3) $ 17.3 $ 1.4 $ (22.7) $ 20.1 Net (Loss) Income Attributable to Class A Shareholders (12.0) (8.6) 1.7 (22.5) (5.8) (Loss) Earnings per Class A Share - basic (0.48) (0.34) 0.07 (0.91) (0.23) Loss per Class A Share - diluted $ (1.77) $ (0.56) $ (0.19) $ (0.91) $ (0.75) Non-GAAP Financial Measures Distributable Earnings $ 56.4 $ 82.8 $ (5.4) $ 0.6 $ (56.3) Distributable Earnings Per Fully Diluted Share 0.96 1.38 (0.10) 0.01 (0.94) Adjusted Net Assets 322.0 381.4 322.0 305.9 381.4 Accrued but Unrecognized Incentive Income (“ABURI”) 160.5 226.9 160.5 194.3 226.9 Capital Metrics Assets Under Management $ 35,982 $ 38,060 $ 35,982 $ 36,112 $ 38,060 ▪ GAAP Net Income Attributable to Class A Shareholders of $1.7 million for Q4, or $0.07 per basic and a loss of $0.19 per diluted Class A Share, and a loss of $12.0 million for FY 2022, or $0.48 per basic and $1.77 per diluted Class A Share ▪ Distributable Earnings were a loss of $5.4 million for Q4, or $0.10 per Fully Diluted Share, and were $56.4 million for FY 2022, or $0.96 per Fully Diluted Share Please see page 3 of this press release for disclosures on forward-looking statements contained within. This page contains non-GAAP measures, including Distributable Earnings, Adjusted Net Assets, and Accrued but Unrecognized Incentive Income. Please reference pages 24-30 for more information and reconciliations of the Company's non-GAAP measures to the most directly comparable respective financial measures presented in accordance with GAAP. Fourth Quarter and Full Year 2022 Financial Highlights

|6 ▪ Gross fund performance for the quarter and for FY 20221: – Sculptor Credit Opportunities Master Fund was up 0.1% in 4Q and down 3.2% in FY 2022 and our Customized Credit Focused Platform was up 2.1% in 4Q and down 1.9% in FY 2022, both generating significant relative YTD outperformance vs. the BAML Global High Yield which was down 13.2% in FY 20221 – Sculptor Master Fund was up 1.9% in 4Q and down 11.6% in FY 2022 vs. the Balanced 60/40 US Index which was down 19.1% in FY 20221 ▪ AUM was $36.0 billion, down $2.1 billion year-over-year ▪ Fee-paying AUM ("FP AUM") was $29.3 billion or 81% of total AUM ▪ Longer-term AUM was $26.0 billion or 72% of total AUM ▪ Gross inflows were $815 million into multi-strategy funds and $2.4 billion across our platform for full year 20222 Fund Performance & Assets Under Management Financial Results Corporate Actions Recent Developments ▪ GAAP Net Income Attributable to Class A Shareholders was $1.7 million ($0.07 per basic and a loss of $0.19 per diluted Class A Share) for 4Q and a loss of $12.0 million for FY 2022 ($0.48 per basic and $1.77 per diluted Class A Share) ▪ Distributable Earnings were a loss of $5.4 million for 4Q ($0.10 per Fully Diluted Share) and were $56.4 million for FY 2022 ($0.96 per Fully Diluted Share) ▪ Adjusted Net Assets were $322.0 million ▪ Accrued But Unrecognized Incentive Income (“ABURI”) was $160.5 million ▪ Cash dividend of $0.20 was declared to Class A Shareholders, payable in 1Q 2023 ▪ Share repurchase of 444,775 shares for $4.3 million, bringing life-to-date share repurchases to 3.0 million shares for $32.5 million ▪ Board announced formation of Special Committee on November 18, no updates at this time Please see page 3 of this press release for disclosures on forward-looking statements contained within. This page contains non-GAAP measures. Please reference pages 24-30 for more information and reconciliations of the Company's non-GAAP measures to the most directly comparable respective financial measures presented in accordance with GAAP. 1 Please see page 7 of this press release for comprehensive fund performance disclosures, including net returns and comparison of returns to other relevant indices or benchmarks. 2 Gross inflows across the platform excludes transfers from other Sculptor funds. Please see pages 8 and 15 for more detailed disclosures and net flows. Fourth Quarter and Full Year 2022 Highlights

|7 Fund Performance (as of December 31, 2022) 4Q 2022 FY 2022 FY 2021 5 Year Since Sculptor Fund Inception Sculptor Credit Opportunities Master Fund Gross (inception November 1, 2011)(a)(b) 0.1% (3.2) % 22.2% 6.2% 12.5 % Sculptor Credit Opportunities Master Fund Net (0.2) % (4.1) % 17.0% 3.7% 8.8 % BAML Global High Yield(c) 7.0% (13.2) % 1.4% 0.9% 4.3 % HFRX Fixed Income Credit Index(c) 2.5% (11.6) % 1.4% 0.7% 1.7 % Customized Credit Focused Platform Gross (inception April 6, 2010)(a)(t) 2.1% (1.9) % 21.8% 8.9% 13.2 % Customized Credit Focused Platform Net 1.7% (2.0) % 17.2% 7.0% 11.3 % BAML Global High Yield(c) 7.0% (13.2) % 1.4% 0.9% 4.8 % HFRX Fixed Income Credit Index(c) 2.5% (11.6) % 1.4% 0.7% 1.5 % Multi-Strategy Composite Gross (inception April 1, 1994)(a)(d) 1.9% (11.6) % 7.8% 7.8% 15.4 % Multi-Strategy Composite Net 1.5% (12.9) % 5.0% 4.5% 10.5 % HFRI Fund Weighted Composite Index(e) 2.3% (4.2) % 10.2% 4.4% 7.4 % MSCI World(e) 7.6% (15.6) % 24.7% 7.4% 7.7 % Balanced US 60/40 Index(e) 3.9% (19.1) % 10.6% 2.7% 4.8 % Real Estate Life-to-Date Performance (as of December 31, 2022) Fund I Fund II Fund III Credit Fund I Gross(f) 25.5% 32.9% 30.3% 18.3 % Net(g) 16.1% 21.7% 21.0% 12.9% ▪ Opportunistic credit funds generated significant relative outperformance vs. relevant benchmarks and market indices in one of the most volatile investment environments, extending their exceptional YTD relative returns and outstanding long-term track records ▪ Real Estate funds continued to perform and showed the benefits of less correlation to traditional asset classes ▪ Multi-Strategy FY 2022 performance represented downside capture vs. the market in excess of our expectations. The strategy maintains an attractive long term track record with a 15.4% gross return since inception with less than half the volatility of equity markets, achieving a Sharpe Ratio(d) of 1.3 Please see pages 31 through 33 of this press release for important information related to the footnotes referenced in this section.

|8 37.4 36.8 36.0 32.2 30.1 29.3 24.9 25.1 26.0 11.5 9.7 9.2 11.2 9.5 9.0 0.7 0.5 0.4 6.5 6.0 6.0 6.0 5.5 5.4 4.7 4.6 4.7 15.1 16.5 16.3 11.1 11.2 11.2 15.1 15.6 16.3 4.3 4.6 4.5 3.9 3.9 3.7 4.4 4.4 4.6 Multi-strategy Opportunistic Credit ICS Real Estate 4Q 2021 3Q 2022 4Q 2022 4Q 2021 3Q 2022 4Q 2022 4Q 2021 3Q 2022 4Q 2022 AUM FP AUM Longer-Term AUM $ in billions 38.1 36.1 36.0 6.4 6.0 6.0 16.1 16.2 16.3 4.5 4.5 4.5 11.1 9.4 9.2 4Q 2021 3Q 2022 4Q 2022 % Total AUM 25% 13% 45% 17% 31.6 29.3 29.3 5.7 5.3 5.4 11.1 11.0 11.2 3.9 3.8 3.7 10.9 9.2 9.0 4Q 2021 3Q 2022 4Q 2022 25.8 25.9 26.0 4.8 4.7 4.7 16.0 16.2 16.3 4.5 4.5 4.6 4Q 2021 3Q 2022 4Q 2022 0.5 83% 81% 81% 68% 72% 72%% AUM Opportunistic Credit Institutional Credit Strategies (ICS) Real Estate Multi-Strategy ▪ AUM was down in 2022, primarily driven by negative performance in multi-strategy. For the quarter, AUM remained relatively flat driven by: – Opportunistic Credit remained relatively flat from the prior quarter – ICS increased during the quarter due to the FX impact on our European CLOs, partially offset by distributions – Real Estate increased from launch of a new real estate investment vehicle, offset by return of capital from older fund vintages – Multi-strategy decreased from net outflows, partially offset by positive performance ▪ FP AUM remained flat during 4Q at $29.3 billion or 81% of total AUM ▪ Longer-term AUM increased $78 million during 4Q to $26.0 billion or 72% of total AUM Assets Under Management 0.5 0.4 Refer to the Assets Under Management Roll Forwards on page 15 for additional information. This page contains non-GAAP measures. Please reference pages 24-30 for more information and reconciliations of the Company's non-GAAP measures to the most directly comparable respective financial measures presented in accordance with GAAP.

|9 Financial Results - Fourth Quarter & Full Year 2022 GAAP For details on the additional underlying drivers of our revenue and expenses, see the Economic Income analysis on page 10. (dollars in millions, except per share amounts) FY ‘22 FY ‘21 4Q '22 3Q '22 4Q '21 Revenues $ 419.0 $ 626.1 $ 123.6 $ 78.8 $ 259.2 Management fees 278.4 301.9 66.9 66.2 74.6 Incentive income 123.4 312.4 49.6 7.6 178.1 Other revenues 14.0 7.5 5.5 3.6 2.2 Income of consolidated entities 3.2 4.3 1.6 1.4 4.3 Expenses $ 458.2 $ 551.1 $ 138.0 $ 100.3 $ 245.0 Compensation and benefits 321.3 411.5 96.7 67.1 209.7 Interest expense 15.5 15.6 4.9 3.9 3.3 General, administrative and other 118.6 121.2 36.6 28.3 29.2 Expenses of consolidated entities 2.8 2.8 (0.2) 1.0 2.8 Other (Loss) Income $ (0.4) $ (55.9) $ 3.7 $ (8.9) $ 8.6 Income taxes (7.0) 13.7 (6.3) 0.2 (6.2) Consolidated Net (Loss) Income $ (32.6) $ 5.4 $ (4.4) $ (30.6) $ 29.0 Less: Net loss (income) attributable to noncontrolling interests 23.9 11.3 8.1 9.4 (9.5) Less: Net (income) loss attributable to redeemable noncontrolling interests (7.6) 0.6 (2.3) (1.5) 0.6 Net (Loss) Income Attributable to Sculptor Capital Management, Inc. $ (16.3) $ 17.3 $ 1.4 $ (22.7) $ 20.1 Change in redemption value of redeemable noncontrolling interests 4.3 (25.9) 0.3 0.2 (25.9) Net (Loss) Income Attributable to Class A Shareholders $ (12.0) $ (8.6) $ 1.7 $ (22.5) $ (5.8) (Loss) Earnings per Class A Share - basic $ (0.48) $ (0.34) $ 0.07 $ (0.91) $ (0.23) Loss per Class A Share - diluted $ (1.77) $ (0.56) $ (0.19) $ (0.91) $ (0.75) Commentary on FY 2022 vs. FY 2021: ▪ Revenues were down 33%, primarily driven by: – Lower incentive income from fund performance in multi-strategy – Lower management fees from ICS and multi- strategy ▪ Expenses were down 17%, primarily driven by: – Lower compensation and benefits from lower bonus expense due to fund performance, partially offset by higher equity-based compensation from amortization of previously issued grants and higher carried interest profit-sharing in real estate – Lower general, administrative and other expenses from one-time sublease impairment in FY 2021, partially offset by elevated legal expenses in FY 2022 ▪ Other loss decreased, primarily from gains on the change in fair value of warrants and prior year losses on early retirement of debt, offset by losses on our investments ▪ Income tax expense was lower driven by lower profitability and differences in taxable income ▪ Net loss attributable to noncontrolling interests increased from higher losses allocated to Group A Units ▪ Net income attributable to redeemable noncontrolling interests increased due to an increase in the SPAC’s earnings ▪ Net Income Attributable to Class A Shareholders was $1.7 million for 4Q 2022, or $0.07 per basic and a loss of $0.19 per diluted Class A Share, and a loss of $12.0 million for FY 2022, or $0.48 per basic and $1.77 per diluted Class A Share

|10 (dollars in millions) FY ‘22 FY ‘21 4Q '22 3Q '22 4Q '21 Revenues $ 391.0 $ 601.0 $ 116.3 $ 71.5 $ 249.9 Management fees 257.5 280.5 62.2 61.2 68.8 Incentive income 123.4 314.2 49.6 7.6 179.8 Other revenues 10.1 6.3 4.5 2.7 1.3 Expenses $ 321.1 $ 481.6 $ 113.9 $ 65.8 $ 290.6 Total compensation and benefits 217.5 389.5 79.4 40.9 266.7 Salaries and benefits 72.0 67.6 18.1 18.1 16.7 Bonus 145.5 321.9 61.3 22.8 250.0 General, administrative and other 89.0 77.8 29.8 21.2 20.8 Interest expense 14.6 14.3 4.7 3.7 3.1 This page contains non-GAAP measures. Please reference pages 24-30 for more information and reconciliations of the Company's non-GAAP measures to the most directly comparable respective financial measures presented in accordance with GAAP. (dollars in millions) FY ‘22 FY ‘21 4Q '22 3Q '22 4Q '21 Distributable Earnings $ 56.4 $ 82.8 $ (5.4) $ 0.6 $ (56.3) Distributable Earnings per Fully Diluted Share $ 0.96 $ 1.38 $ (0.10) $ 0.01 $ (0.94) ▪ Economic Income was $2.4 million for 4Q and was $69.9 million for FY 2022 ▪ Distributable Earnings were a loss of $5.4 million for 4Q, or $0.10 per Fully Diluted Share, and were $56.4 million for FY 2022, or $0.96 per Fully Diluted Share Financial Results - Fourth Quarter & Full Year 2022 Economic Income Commentary on FY 2022 vs. FY 2021: ▪ Management fees were down 8%, primarily driven by: – Lower AUM in multi-strategy driven by fund performance – Lower ICS fees from $5.6 million one- time recoupment of deferred fees in FY 2021 and lower average net fee rates ▪ Incentive income was $123.4 million for FY 2022, driven by crystallizations in real estate and opportunistic credit funds ▪ Expenses were down 33%, primarily driven by: – Lower variable bonus linked to fund performance and lower cash-settled RSU grants vs. FY 2021, which were largely one-time in nature, partially offset by higher carried interest profit-sharing on our real estate funds due to incentive income recognized this year – Higher general, administrative, and other primarily from $9.6 million of increased legal expenses

|11 (dollars in millions) YE ‘22 YE ‘21 YE '20 YE '19 Summary Assets Cash, cash equivalents and U.S. government obligations, at fair value $ 283.6 $ 376.2 $ 288.1 $ 387.5 Investments in funds, excluding employee-related investments 135.1 83.4 51.2 49.1 Investments in CLOs, net of financing (1.7) 16.8 22.4 23.5 Summary Liabilities 2020 Term Loan1 (95.0) (95.0) (319.4) — 2018 Term Loan1 — — — (45.0) Preferred Units1 — — — (200.0) Debt Securities1 — — — (200.0) Adjusted Net Assets $ 322.0 $ 381.4 $ 42.3 $ 15.1 1 Represents principal outstanding of the debt obligations and par value of Preferred Units This page contains non-GAAP measures. Please reference pages 24-30 for more information and reconciliations of the Company's non-GAAP measures to the most directly comparable respective financial measures presented in accordance with GAAP. ▪ Adjusted Net Assets (“ANA”) is a measure of the Company’s net debt position to evaluate the liquidity and balance sheet health of the business ▪ Remain well positioned with a strong ANA position, increasing the resilience of our platform and allowing us to take advantage of market opportunities while returning capital to shareholders ▪ Increased ANA significantly over a multi-year period by reducing our debt position ▪ ANA decreased from YE ’21 primarily due to share repurchases and depreciation in our investments in funds and CLOs – Cash balance decreased from $32.5 million of share repurchases made during 2022 and from strategic investments in our funds, shifting cash to investments in funds – Investments in funds increased as we seeded new products and as part of balance sheet management, partially offset by depreciation – Investments in CLOs decreased from mark-to-market declines in the fair value of our assets vs. our financing costs. The underlying collateral for these assets continues to perform, but are impacted by shorter-term mark-to-market volatility Financial Results - Adjusted Net Assets

|12 (dollars in millions) Opportunistic Credit Funds Real Estate Funds Multi-Strategy Funds Total Quarter-to-Date 3Q '22 $ 55.9 $ 138.0 $ 0.4 $ 194.3 Recognized Incentive Income (26.8) (22.4) (0.2) (49.4) Performance 8.2 7.2 0.2 15.6 4Q '22 $ 37.3 $ 122.8 $ 0.4 $ 160.5 Year-to-Date 4Q '21 $ 98.8 $ 122.9 $ 5.2 $ 226.9 Recognized Incentive Income (37.3) (75.3) (0.8) (113.4) Performance (24.2) 75.2 (4.0) 47.0 4Q '22 $ 37.3 $ 122.8 $ 0.4 $ 160.5 This page contains non-GAAP measures. Please reference pages 24-30 for more information and reconciliations of the Company's non-GAAP measures to the most directly comparable respective financial measures presented in accordance with GAAP. ▪ Accrued but unrecognized incentive income (“ABURI”) is the amount of incentive income accrued at the fund level on longer-term AUM that has not yet been recognized in our revenues – Incentive income, if any, on our longer-term AUM is based on the cumulative investment performance generated over the respective commitment period – ABURI from our real estate funds is structured as carried interest and generally has compensation expense that will reduce the amount realized on a net basis and will be recognized when the related incentive income is recognized ▪ During 2022, ABURI decreased by $66.4 million, primarily due to the crystallization of $113.4 million of ABURI into incentive income – In real estate, we crystallized $75.3 million of ABURI into incentive income, primarily from realizations in Fund III. ABURI increased by $75.2 million, primarily from performance in Fund III and Credit Fund I – In opportunistic credit, we crystallized $37.3 million of ABURI primarily from the Customized Credit Focused Platform. ABURI decreased by $24.2 million from performance in the Customized Credit Focused Platform Financial Results - Accrued but Unrecognized Incentive Income

|13 ▪ Declared cash dividend of $0.20 per Class A Share for 4Q, bringing full year dividend amount to 20% of Distributable Earnings, in line with stated annual policy ▪ Payable on March 21, 2023 to holders of record as of March 14, 2023 Please see page 3 of this press release for disclosures on forward-looking statements contained within. This page contains non-GAAP measures. Please reference pages 24-30 for more information and reconciliations of the Company's non-GAAP measures to the most directly comparable respective financial measures presented in accordance with GAAP. Dividend Distribution Holiday Shares Outstanding Share Repurchase Program ▪ We have generated a total of $528.4 million of Distribution Holiday Economic Income, compared to the target of $600.0 million ▪ During the Distribution Holiday we only pay dividends to Class A Shareholders ▪ 56,808,132 weighted-average fully diluted shares outstanding as of 4Q ▪ 24,970,157 Class A Shares outstanding as of February 21, 2023 ▪ $100 million share repurchase authorization approved by our Board of Directors in February 2022 ▪ Repurchased 444,775 shares in 4Q at an average price of $9.58, equaling an additional $4.3 million Shares Total Cost Average Price/ Share Since Inception 3,022,380 $ 32,495,267 $ 10.75 QTD 444,775 $ 4,262,849 $ 9.58 Corporate Actions

Supplemental Details

|15 (dollars in millions) Opportunistic Credit Funds Institutional Credit Strategies Real Estate Funds Multi-Strategy Funds Total Quarterly September 30, 2022 $ 5,340 $ 11,040 $ 3,809 $ 9,185 $ 29,374 Inflows / (Outflows)(h) (32) (9) (73) (269) (383) Distributions / Other Reductions (4) (130) (30) (3) (167) Appreciation / (Depreciation)(i) 61 1 — 117 179 Other(j) 22 256 11 (9) 280 December 31, 2022 $ 5,387 $ 11,158 $ 3,717 $ 9,021 $ 29,283 Year-to-Date December 31, 2021 $ 5,743 $ 11,143 $ 3,875 $ 10,878 $ 31,639 Inflows / (Outflows)(h) (158) 520 101 (304) 159 Distributions / Other Reductions (104) (227) (209) (3) (543) Appreciation / (Depreciation)(i) (165) — — (1,544) (1,709) Other(j) 71 (278) (50) (6) (263) December 31, 2022 $ 5,387 $ 11,158 $ 3,717 $ 9,021 $ 29,283 AUM (dollars in millions) Opportunistic Credit Funds Institutional Credit Strategies Real Estate Funds Multi-Strategy Funds Total Quarter-to-Date September 30, 2022 $ 5,989 $ 16,235 $ 4,530 $ 9,358 $ 36,112 Inflows / (Outflows)(h) (12) (1) 190 (299) (122) Distributions / Other Reductions (68) (250) (169) (6) (493) Appreciation / (Depreciation)(i) 62 3 1 121 187 Other(j) — 287 11 — 298 December 31, 2022 $ 5,971 $ 16,274 $ 4,563 $ 9,174 $ 35,982 Year-to-Date December 31, 2021 $ 6,350 $ 16,052 $ 4,545 $ 11,113 $ 38,060 Inflows / (Outflows)(h) (31) 991 423 (355) 1,028 Distributions / Other Reductions (182) (465) (391) (6) (1,044) Appreciation / (Depreciation)(i) (166) 1 3 (1,578) (1,740) Other(j) — (305) (17) — (322) December 31, 2022 $ 5,971 $ 16,274 $ 4,563 $ 9,174 $ 35,982 Please see pages 31 through 33 of this press release for important information related to the footnotes referenced in this section. Assets Under Management Roll Forwards FP AUM

|16 Assets Under Management as of December 31, Returns(a) for the Year Ended December 31, Annualized Returns Since Inception Through December 31, 20222022 2021 (dollars in thousands) 2022 2021 Gross Net Gross Net Gross Net Credit $ 22,244,698 $ 22,402,880 Opportunistic credit funds: 5,970,962 6,350,474 Sculptor Credit Opportunities Master Fund(b) 1,698,050 2,069,005 -3.2% -4.1% 22.2% 17.0% 12.5% 8.8 % Customized Credit Focused Platform 3,816,248 3,968,064 See page 17 for information on our Customized Credit Focused Platform. Closed-end opportunistic credit funds 456,664 313,405 See page 17 for information on our closed-end opportunistic credit funds. Institutional Credit Strategies 16,273,736 16,052,406 See page 18 for information on our Institutional Credit Strategies. Real estate funds $ 4,563,692 $ 4,544,862 See page 19 for information on our real estate funds. Multi-Strategy Funds $ 9,174,103 $ 11,112,445 Sculptor Master Fund(1)(d) 9,165,632 10,200,106 -11.6% -12.9% 7.8% 5.0% 15.4% 10.5 % Other funds 8,471 912,339 n/m n/m n/m n/m n/m n/m Total $ 35,982,493 $ 38,060,187 n/m - not meaningful Please see pages 31 through 33 of this press release for important information related to the footnotes referenced in this section. (1) In the third quarter of 2022, we consolidated Sculptor Enhanced Master Fund into the Sculptor Master Fund, as a result we show the related historical AUM in Other funds. Fund Information

|17 Weighted-Average Returns for the Year Ended December 31, Inception to Date as of December 31, 2022 2022 2021 IRR Net Invested Capital MultipleGross Net Gross Net Gross Net Customized Credit Focused Platform(t) Opportunistic Credit Performance -1.9% -2.0% 21.8% 17.2% 14.3% 10.8% 2.5x Assets Under Management as of December 31, Inception to Date as of December 31, 2022 Total Commitments Total Invested Capital(k) IRR Gross MOIC(m)(dollars in thousands) 2022 2021 Gross(l) Net(g) Closed-end Opportunistic Credit Funds (Investment Period) $ 456,664 $ 313,405 $ 2,610,148 $ 1,983,675 Sculptor Tactical Credit Fund (2022 - 2025)(s) 243,625 — 370,471 169,420 n/m n/m n/m Sculptor European Credit Opportunities Fund (2012-2015)(n) — — 459,600 305,487 15.7% 11.8% 1.5x Sculptor Structured Products Domestic Fund II (2011-2014)(n) — — 326,850 326,850 19.2% 15.1% 2.1x Sculptor Structured Products Offshore Fund II (2011-2014)(n) — — 304,531 304,531 16.5% 12.9% 1.9x Sculptor Structured Products Offshore Fund I (2010-2013)(n) — — 155,098 155,098 23.7% 18.9% 2.1x Sculptor Structured Products Domestic Fund I (2010-2013)(n) — 4,537 99,986 99,986 22.4% 17.8% 2.0x OZ Global Credit Master Fund I (2008-2009)(n) — — 214,141 214,141 5.5% 4.2% 1.1x Other funds 213,039 308,868 679,471 408,162 n/m n/m n/m n/m - not meaningful Please see pages 31 through 33 of this press release for important information related to the footnotes referenced in this section. Customized Credit Focused Platform and Closed-end Opportunistic Fund Information

|18 Most Recent Launch or Refinancing Year Assets Under Management as of December 31, (dollars in thousands) Deal Size 2022 2021 Collateralized Loan Obligations $ 18,521,950 $ 14,290,314 $ 14,129,906 2017 $ 1,658,282 $ 1,023,882 $ 1,022,807 2018 5,315,728 3,793,343 4,204,715 2019 653,250 — — 2020 1,868,287 1,680,046 1,698,970 2021 8,174,069 7,000,959 7,150,793 2022 852,334 792,084 52,621 Aircraft Securitization Vehicles $ 3,118,261 $ 1,458,744 $ 1,622,321 2018 696,000 432,723 471,774 2019 1,128,000 292,667 339,981 2020 472,732 164,101 168,788 2021 821,529 569,253 641,778 Collateralized Bond Obligations 2021 367,050 286,218 285,845 Other Funds n/a 238,460 14,334 Total Institutional Credit Strategies $ 22,007,261 $ 16,273,736 $ 16,052,406 Please see pages 31 through 33 of this press release for important information related to the footnotes referenced in this section. Institutional Credit Strategies Fund Information

|19 (dollars in thousands) Assets Under Management as of December 31, Inception to Date as of December 31, 2022 Total Investments Total Commitments Invested Capital(p) Total Value(q) Gross IRR(f) Net IRR(g) Gross MOIC(r)2022 2021 Real Estate Funds (Investment Period) $ 4,563,692 $ 4,544,862 $ 7,616,550 $ 5,507,415 $ 8,750,789 Sculptor Real Estate Fund I (2005-2010)(n) — — 408,081 386,298 847,612 25.5% 16.1% 2.2x Sculptor Real Estate Fund II (2011-2014)(n) 20,413 24,676 839,508 762,588 1,614,894 32.9% 21.7% 2.1x Sculptor Real Estate Fund III (2014-2019)(n) 242,964 308,970 1,500,000 1,112,924 2,207,222 30.3% 21.0% 2.0x Sculptor Real Estate Fund IV (2019-2023)(s) 2,594,933 2,593,402 2,596,024 1,173,285 1,470,062 n/m n/m n/m Sculptor Real Estate Credit Fund I (2015-2020)(n) 192,941 368,442 736,225 698,388 904,789 18.3% 12.9% 1.3x Sculptor Real Estate Credit Fund II (2022-2025)(s) 154,118 — 180,540 45,738 36,888 n/m n/m n/m Other funds 1,358,323 1,249,372 1,356,173 1,328,194 1,669,322 n/m n/m n/m Inception to Date as of December 31, 2022 (dollars in thousands) Realized/Partially Realized Investments(q) Unrealized Investments as of December 31, 2022 Invested Capital Total Value Gross IRR(f) Gross MOIC(r) Invested Capital Total Value Gross MOIC(r) Real Estate Funds (Investment Period) $ 3,092,495 $ 5,827,176 $ 2,414,920 $ 2,923,612 Sculptor Real Estate Fund I (2005-2010)(n) 386,298 847,612 25.5% 2.2x — — — Sculptor Real Estate Fund II (2011-2014)(n) 762,588 1,614,894 32.9% 2.1x — — — Sculptor Real Estate Fund III (2014-2019)(n) 951,783 1,909,781 32.2% 2.0x 161,141 297,441 1.8x Sculptor Real Estate Fund IV (2019-2023)(n) 293,006 440,851 n/m n/m 880,279 1,029,211 n/m Sculptor Real Estate Credit Fund I (2015-2020)(n) 502,029 660,683 19.1% 1.3x 196,359 244,106 1.2x Sculptor Real Estate Credit Fund II (2022-2025)(s) n/m n/m n/m n/m 45,738 36,888 n/m Other funds 196,791 353,355 n/m n/m 1,131,403 1,315,967 n/m n/m - not meaningful Please see pages 31 through 33 of this press release for important information related to the footnotes referenced in this section. Real Estate Fund Information

Appendix

|21 (dollars in thousands) December 31, 2022 December 31, 2021 Cash and cash equivalents $ 258,863 $ 170,781 Restricted cash 7,895 7,289 Investments (includes assets measured at fair value of $231,929 and $424,910, including assets sold under agreements to repurchase of $157,107 and $157,721 as of December 31, 2022 and 2021, respectively) 299,059 583,622 Income and fees receivable 56,360 193,636 Due from related parties 32,846 28,037 Deferred income tax assets 257,939 241,759 Operating lease assets 75,861 85,735 Other assets, net 106,442 77,091 Assets of consolidated entities: Cash and cash equivalents 3 — Restricted cash and cash equivalents 9,805 234,601 Investments of consolidated entities 544,554 — Other assets of consolidated entities 2,579 5,304 Total Assets 1,652,206 1,627,855 Compensation payable 127,209 246,261 Unearned income and fees 53,869 62,800 Tax receivable agreement liability 190,245 195,752 Operating lease liabilities 92,045 104,753 Debt obligations 124,176 126,474 Warrant liabilities, at fair value 24,163 65,287 Securities sold under agreements to repurchase 166,632 156,448 Other liabilities 43,049 38,790 Liabilities of consolidated entities: Notes payable, at fair value 196,106 — Warrant liabilities, at fair value 596 7,590 Other liabilities of consolidated entities 9,669 10,817 Total Liabilities 1,027,759 1,014,972 Commitments and Contingencies Redeemable Noncontrolling Interests of Consolidated Entities 237,864 234,600 Shareholders’ Equity Class A Shares, par value $0.01 per share, 100,000,000 shares authorized; 26,729,608 and 25,668,987 shares issued and 23,707,228 and 25,668,987 shares outstanding as of December 31, 2022 and 2021, respectively 238 257 Class B Shares, par value $0.01 per share, 75,000,000 shares authorized; 33,569,188 and 33,613,023 shares issued and outstanding as of December 31, 2022 and 2021, respectively 336 336 Treasury stock, at cost; 3,022,380 and 0 as of December 31, 2022 and 2021, respectively (32,495) — Additional paid-in capital 255,293 184,691 Accumulated deficit (276,149) (253,521) Accumulated other comprehensive (loss) income (119) 51 Shareholders’ deficit attributable to Class A Shareholders (52,896) (68,186) Shareholders’ equity attributable to noncontrolling interests 439,479 446,469 Total Shareholders’ Equity 386,583 378,283 Total Liabilities and Shareholders’ Equity 1,652,206 1,627,855 GAAP Consolidated Balance Sheets - Unaudited

|22 Three Months Ended December 31, Year Ended December 31, (dollars in thousands, except per share amounts) 2022 2021 2022 2021 Revenues Management fees $ 66,931 $ 74,554 $ 278,374 $ 301,945 Incentive income 49,646 178,053 123,434 312,432 Other revenues 5,488 2,206 14,014 7,351 Income of consolidated entities 1,577 4,337 3,180 4,340 Total Revenues 123,642 259,150 419,002 626,068 Expenses Compensation and benefits 96,661 209,704 321,319 411,463 Interest expense 4,933 3,306 15,521 15,586 General, administrative and other 36,615 29,140 118,646 121,210 Expenses of consolidated entities (190) 2,821 2,753 2,823 Total Expenses 138,019 244,971 458,239 551,082 Other Income (Loss) Changes in fair value of warrant liabilities 434 23,425 41,124 (27,460) Changes in tax receivable agreement liability (11,472) (9,220) (11,266) (9,238) Net losses on retirement of debt — — — (30,198) Net gains (losses) on investments 5,507 (5,148) (33,664) 11,537 Net gains (losses) of consolidated entities 9,211 (481) 3,419 (481) Total Other Income (Loss) 3,680 8,576 (387) (55,840) (Loss) Income Before Income Taxes (10,697) 22,755 (39,624) 19,146 Income taxes (6,248) (6,280) (6,968) 13,705 Consolidated Net (Loss) Income (4,449) 29,035 (32,656) 5,441 Less: Net loss (income) attributable to noncontrolling interests 8,075 (9,461) 23,912 11,316 Less: Net (income) loss attributable to redeemable noncontrolling interests (2,209) 562 (7,466) 562 Net Income (Loss) Attributable to Sculptor Capital Management, Inc. 1,417 20,136 (16,210) 17,319 Change in redemption value of redeemable noncontrolling interests 263 (25,924) 4,202 (25,924) Net Income (Loss) Attributable to Class A Shareholders 1,680 (5,788) (12,008) (8,605) Earnings (Loss) per Class A Share Earnings (Loss) per Class A Share - basic $ 0.07 $ (0.23) $ (0.48) $ (0.34) Loss per Class A Share - diluted $ (0.19) $ (0.75) $ (1.77) $ (0.56) Weighted-average Class A Shares outstanding - basic 24,004,509 25,570,111 25,213,554 24,951,871 Weighted-average Class A Shares outstanding - diluted 39,652,036 28,300,147 26,265,640 40,810,782 GAAP Consolidated Statements of Operations - Unaudited

|23 Three Months Ended December 31, Year Ended December 31, (dollars in thousands) 2022 2021 2022 2021 Consolidated net (loss) income $ (4,449) $ 29,035 $ (32,656) $ 5,441 Other Comprehensive (Loss) Income, Net of Tax Other comprehensive income (loss) – currency translation adjustment 3,236 (258) (170) (1,506) Comprehensive (Loss) Income (1,213) 28,777 (32,826) 3,935 Less: Comprehensive loss (income) attributable to redeemable noncontrolling interests 8,075 (9,298) 23,912 12,141 Less: Comprehensive (income) loss attributable to noncontrolling interests (2,209) 562 (7,466) 562 Comprehensive Income (Loss) Attributable to Sculptor Capital Management, Inc. 4,653 20,041 (16,380) 16,638 GAAP Consolidated Statements of Comprehensive (Loss) Income - Unaudited

|24 (dollars in thousands, except per share amounts) FY ‘22 FY ‘21 4Q '22 3Q '22 4Q '21 Net (Loss) Income Attributable to Class A Shareholders—GAAP $ (12,008) $ (8,605) $ 1,680 $ (22,518) $ (5,788) Change in redemption value of redeemable noncontrolling interests (4,202) 25,924 (263) (174) 25,924 Net (Loss) Income Allocated to Sculptor Capital Management, Inc.—GAAP $ (16,210) $ 17,319 $ 1,417 $ (22,692) $ 20,136 Equity-based compensation, net of RSUs settled in cash 84,798 27,323 20,240 21,017 (26,071) Deferred cash compensation 20,772 (5,313) (778) 5,240 (26,543) Incentive income profit sharing (1,772) (57) (2,179) (62) (4,424) 2020 Term Loan non-cash discount accretion 1,014 1,269 251 263 245 Depreciation, amortization and net gains and losses on fixed assets 4,872 9,058 1,057 1,117 1,619 Changes in fair value of warrant liabilities (41,124) 27,460 (434) 2,386 (23,425) Changes in tax receivable agreement liability 11,266 9,238 11,472 14 9,220 Net losses on retirement of debt — 30,198 — — — Net losses (gains) on investments 33,664 (11,537) (5,507) 2,989 5,148 Impairment of right-of-use asset — 11,240 — — — Other adjustments (141) 2,382 (81) 90 1,786 Income taxes (6,968) 13,705 (6,248) 227 (6,280) Net (loss) income allocated to noncontrolling interests (23,912) (11,316) (8,075) (9,410) 9,461 Net income (loss) attributable to redeemable noncontrolling interests 7,466 (562) 2,209 1,492 (562) Consolidated entities related items: Income of consolidated entities (3,180) (4,340) (1,577) (1,453) (4,337) Expenses of consolidated entities 2,753 2,823 (190) 1,031 2,821 Net (gains) losses of consolidated entities (3,419) 481 (9,211) 3,498 481 Economic Income—Non-GAAP $ 69,879 $ 119,371 $ 2,366 $ 5,747 $ (40,725) Payable for taxes and tax receivable agreement—Non-GAAP (13,445) (36,560) (7,797) (5,129) (15,589) Distributable Earnings—Non-GAAP $ 56,434 $ 82,811 $ (5,431) $ 618 $ (56,314) Weighted-average Class A Shares outstanding 25,213,554 24,951,871 24,004,509 24,772,098 25,570,111 Weighted-average Partner Units 28,035,370 28,868,977 28,036,022 28,035,152 28,391,514 Weighted-average Class A Restricted Share Units (RSUs) 2,555,483 3,434,137 2,541,233 2,565,485 3,348,265 Weighted-average Restricted Class A Shares1 1,456,519 — 1,604,835 1,591,507 — Weighted-average warrants2 1,237,698 2,755,407 621,533 486,167 2,730,036 Weighted-Average Fully Diluted Shares 58,498,624 60,010,392 56,808,132 57,450,409 60,039,926 Distributable Earnings Per Fully Diluted Share—Non-GAAP $ 0.96 $ 1.38 $ (0.10) $ 0.01 $ (0.94) 1 Represents Restricted Class A Shares ("RSAs") with service based vesting condition 2 Weighted-average warrants are determined under a treasury stock method. Reconciliation of Non-GAAP Measures to the Respective GAAP Measures - Unaudited

|25 (dollars in thousands) FY ‘22 FY ‘21 4Q '22 3Q '22 4Q '21 Management fees—GAAP $ 278,374 $ 301,945 $ 66,931 $ 66,236 $ 74,554 Adjustment to management fees1 (20,921) (21,472) (4,773) (5,011) (5,729) Management Fees—Economic Income Basis—Non-GAAP 257,453 280,473 62,158 61,225 68,825 Incentive income—GAAP 123,434 312,432 49,646 7,566 178,053 Adjustment to incentive income2 (73) 1,736 — — 1,735 Incentive Income—Economic Income Basis—Non-GAAP 123,361 314,168 49,646 7,566 179,788 Other revenues—GAAP 14,014 7,351 5,488 3,576 2,206 Adjustment to other revenues3 (3,870) (955) (1,047) (917) (955) Other Revenues—Economic Income Basis—Non-GAAP 10,144 6,396 4,441 2,659 1,251 Total Revenues—Economic Income Basis—Non-GAAP $ 390,958 $ 601,037 $ 116,245 $ 71,450 $ 249,864 Compensation and benefits—GAAP $ 321,319 $ 411,463 $ 96,661 $ 67,130 $ 209,704 Adjustment to compensation and benefits4 (103,798) (21,953) (17,283) (26,195) 57,038 Compensation and Benefits—Economic Income Basis—Non-GAAP 217,521 389,510 79,378 40,935 266,742 Interest expense—GAAP $ 15,521 $ 15,586 $ 4,933 $ 3,876 $ 3,306 Adjustment to interest expense5 (1,014) (1,269) (251) (263) (245) Interest Expense—Economic Income Basis—Non-GAAP 14,507 14,317 4,682 3,613 3,061 General, administrative and other expenses—GAAP $ 118,646 $ 121,210 $ 36,615 $ 28,290 $ 29,140 Adjustment to general, administrative and other expenses6 (29,595) (43,371) (6,796) (7,043) (8,354) General, administrative and other expenses—Economic Income Basis—Non-GAAP $ 89,051 $ 77,839 $ 29,819 $ 21,247 $ 20,786 Total Expenses—Economic Income Basis—Non-GAAP $ 321,079 $ 481,666 $ 113,879 $ 65,795 $ 290,589 Reconciliation of Non-GAAP Measures to the Respective GAAP Measures - Unaudited (contd.) Please see page 30 of this press release for important information related to the footnotes referenced in this section.

|26 (dollars in thousands) 12/31/2022 12/31/2021 12/31/2020 12/31/2019 Cash and cash equivalents—GAAP $ 258,863 $ 170,781 $ 183,815 $ 240,938 U.S. government obligations, at fair value—GAAP 24,782 205,400 104,295 146,565 Cash, Cash Equivalents and Long-Term U.S. Government Obligations—Non-GAAP $ 283,645 $ 376,181 $ 288,110 $ 387,503 Investments in funds —GAAP $ 67,130 $ 158,712 $ 105,169 $ 81,991 Redemption receivable7 2,386 — — — Investments in funds eliminated in consolidation 120,705 — — — Employee-related investments8 (55,116) (75,341) (54,002) (32,890) Investments in Funds, Excluding Employee-Related Investments—Non-GAAP $ 135,105 $ 83,371 $ 51,167 $ 49,101 Investments in CLOs, at fair value—GAAP $ 207,147 $ 219,510 $ 205,510 $ 182,870 Financing related to investments in CLOs, at fair value9 (208,868) (202,702) (183,082) (159,341) Investments in CLOs, net of Financing—Non-GAAP $ (1,721) $ 16,808 $ 22,428 $ 23,529 Summary Assets—Non-GAAP $ 417,029 $ 476,360 $ 361,705 $ 460,133 2020 Term Loan10 $ (95,000) $ (95,000) $ (319,400) $ — 2018 Term Loan10 $ — $ — $ — $ (45,000) Preferred Units10 $ — $ — $ — $ (200,000) Debt Securities10 $ — $ — $ — $ (200,000) Summary Liabilities—Non-GAAP $ (95,000) $ (95,000) $ (319,400) $ (445,000) Adjusted Net Assets—Non-GAAP $ 322,029 $ 381,360 $ 42,305 $ 15,133 Reconciliation of Non-GAAP Measures to the Respective GAAP Measures - Unaudited (contd.) Please see page 30 of this press release for important information related to the footnotes referenced in this section.

|27 Non-GAAP and Other Measures Accrued but Unrecognized Incentive Income (or "ABURI") is the amount of incentive income accrued at the fund level on our longer-term AUM that has not yet been recognized in our revenues. These amounts may ultimately not be recognized as revenue by us in the event of future losses in the respective funds. ABURI from longer-term AUM generally comprises the following: ▪Multi-strategy ABURI is derived from clients in the three-year liquidity tranche, where incentive income other than tax distributions will be recognized at the end of each client’s three-year period ▪ Opportunistic credit ABURI is derived from three sources: – Clients in the three-year and four-year liquidity tranches of an open-end opportunistic credit fund, where incentive income other than tax distributions will be recognized at the end of each client’s three-year or four-year period. – Long-dated closed-end opportunistic credit funds, where incentive income will be recognized during each fund’s harvest period after invested capital and a preferred return has been distributed to the clients, other than tax distributions. – The Customized Credit Focused Platform, where incentive income is recognized at the end of a multi-year term; previously crystallized on December 31, 2020, other than tax distributions. ▪ Real Estate ABURI is derived from long-dated real estate funds, where incentive income will start to be recognized following the completion of each fund’s investment period as investments are realized and after invested capital and a preferred return has been distributed to the clients other than tax distributions. ▪Certain ABURI amounts will generally have compensation expense (on an Economic Income Basis) that will reduce the amount ultimately realized on a net basis. Compensation expense relating to ABURI from our real estate funds is generally recognized at the same time the related incentive income revenue is recognized as the compensation is structured as carried interest in these vehicles. Compensation expense relating to ABURI generated from our multi-strategy funds and opportunistic credit funds is generally recognized in the fourth quarter of the year the underlying fund performance is generated which may not occur at the same time that the related revenues are generated. Adjusted Net Assets (or "ANA") include cash, cash equivalents and United States ("U.S.") government obligations, at fair value, investments in funds, including redemption receivable and excluding employee-related investments, and investment in CLOs, net of financing, reduced by principal outstanding of debt obligations. Management uses ANA as a measure of the Company’s net debt position to evaluate the Company’s liquidity and organizational health. Assets Under Management (or "AUM") refers to the assets for which we provide investment management, advisory or certain other investment-related services. Specifically: a. AUM for our multi-strategy and opportunistic credit funds is generally based on the net asset value of those funds plus any unfunded commitments, if applicable. AUM is reduced for unfunded commitments that will be funded through transfers from other funds. b. AUM for Institutional Credit Strategies is generally based on the amount of equity outstanding for CLOs and CBOs (during the warehouse period) and the par value of the collateral assets and cash held (after warehouse period). For aircraft securitization vehicles, AUM is based on the adjusted portfolio appraisal values for the aircraft collateral within the securitization. AUM is reduced for any investments in these CLOs and securitization vehicles held by our other funds. AUM also includes the net asset value of other investment vehicles within this strategy. c. AUM for our real estate funds is generally based on the amount of capital committed by our fund investors during the investment period and the amount of actual capital invested for periods following the investment period. AUM is reduced for unfunded commitments that will be funded through transfers from other funds. d. AUM for our special purpose acquisition company (“SPAC”) sponsored by us includes the proceeds raised in the initial public offering that are currently held in a trust for use in a business combination. AUM includes amounts that are not subject to management fees, incentive allocation or other amounts earned on AUM, including without limitation, investments by the Company, its executive managing directors, employees and certain other related parties. Our calculation of AUM may differ from the calculations of other asset managers, and as a result, may not be comparable to similar measures presented by other asset managers. Our calculations of AUM are not based on any definition set forth in the governing documents of the investment funds and are not calculated pursuant to any regulatory definitions. Notes

|28 Notes (contd.) Non-GAAP and Other Measures (contd.) Fee Paying Assets Under Management (or "FP AUM") refers to the AUM on which we earn management fees and/or incentive income. Longer-term AUM (or "LT AUM") is defined as AUM from investors that are subject to commitment periods of three years or longer. Investors with longer-term assets under management may have less than three years remaining in their commitment period. Distributable Earnings is a non-GAAP measure of operating performance that equals Economic Income less amounts payable for taxes and tax receivable agreement. Economic Income excludes certain adjustments described further below that are required for presentation of the Company's results and financial positions on a GAAP basis. Payable for taxes and tax receivable agreement presents the total estimated GAAP provision for current corporate, local and foreign taxes payable, as well as the current payable under the Company’s tax receivable agreement, assuming that all Economic Income was allocated to Sculptor Capital Management, Inc., which would occur following the exchange of all interests held by current and former executive managing directors in the Sculptor Operating Group (collectively, "Partner Units") for Class A Shares. The current tax provision and current payable under the tax receivable agreement reflect the benefit of tax deductions that are excluded when calculating Distributable Earnings, such as equity-based compensation expenses, legal settlements expenses, tax goodwill and various other items impacting the Company’s taxable income. Management believes that using the estimated current tax provision and current payable under the Company’s tax receivable agreement more accurately reflect earnings that are available to be distributed to shareholders. For purposes of calculating Distributable Earnings per Share, the Company assumes that all Partner Units and Class A Restricted Share Units ("RSUs"), except for RSUs that will be settled in cash, and Class A Restricted shares (“RSAs”), subject to service condition only, have been converted on a one-to-one basis into Class A Shares and warrants are included on a treasury stock basis (collectively, "Fully Diluted Shares"). As of December 31, 2022, there were 5,348,572 Group P Units, 3,598,928 RSAs subject to both market and service conditions, and 912,500 performance-based restricted share units ("PSUs") outstanding that were excluded from the Fully Diluted Shares. Group P Units, RSAs subject to both market and service conditions, and PSUs do not participate in the economics of the Company until certain service and market-performance conditions are met; therefore, the Company will not include the Group P Units, RSAs subject to market condition, or PSUs in Fully Diluted Shares until such market-performance conditions are met. As of December 31, 2022, the market-performance conditions for outstanding instruments had not yet been met. These non-GAAP measures should not be considered as alternatives to the Net Loss (Income) Attributable to Class A Shareholders. You are encouraged to evaluate each of these adjustments and the reasons the Company considers them appropriate for supplemental analysis. In evaluating the Company's non-GAAP measures, you should be aware that in the future the Company may incur expenses that are the same as or similar to some of the adjustments in such presentations. The Company's non-GAAP measures may not be comparable to similarly titled measures used by other companies. Management uses Economic Income, Distributable Earnings, and Distributable Earnings per Share among other financial information, as the basis on which it evaluates the financial performance of the Company and makes operating decisions, as well as to determine the earnings available to distribute as dividends to holders of the Company's Class A Shares and to the Company's executive managing directors. Management considers it important that investors review the same operating information that it uses. These measures are presented to provide a more comparable view of the Company's operating results year-over-year and the Company believes that providing these measures on a supplemental basis to the Company's GAAP results is helpful to shareholders in assessing the overall performance of the Company's business. Distribution Holiday refers to the distribution holiday (the “Distribution Holiday”) initiated by the Sculptor Operating Partnerships on the Group A Units, Group E Units and Group P Units and on certain RSUs and RSAs that will terminate on the earlier of (x) 45 days after the last day of the first calendar quarter as of which the achievement of $600.0 million of Distribution Holiday Economic Income is realized and (y) April 1, 2026. Holders of Group A Units, Group E Units and Group P Units and certain RSUs and RSAs, do not receive distributions during the Distribution Holiday.

|29 Notes (contd.) Non-GAAP and Other Measures (contd.) Distribution Holiday Economic Income is the cumulative amount of Economic Income earned since October 1, 2018, less any dividends paid to Class A Shareholders or on the now-retired Preferred Units. Distribution Holiday Economic Income is a non-GAAP measure that is defined in the agreements of limited partnership of the Sculptor Operating Partnerships and is being presented to provide an update on the progress made toward the $600.0 million target required to exit the Distribution Holiday. Economic Income is a measure of pre-tax operating performance that excludes the following from our results on a GAAP basis: • Equity-based compensation expenses, net of cash settled RSUs. When the number of RSUs to be settled in cash is discretionary at the time of the grant, then the fair value of RSUs that are settled in cash is included as an expense at the time of settlement. When the number of RSUs to be settled in cash is certain on the grant date, then the expense is recognized during the performance period to which the award relates. • Amounts related to non-cash interest expense accretion on term debt. Management excludes this non-cash expense from Economic Income, as it does not consider it to be reflective of our economic borrowing costs. • Depreciation and amortization expenses, changes in fair value of warrant liabilities, changes in the tax receivable agreement liability, net losses on retirement of debt, gains and losses on fixed assets, and gains and losses on investments in funds, as management does not consider these items to be reflective of operating performance. • Impairment of right-of-use lease assets is excluded from Economic Income at the time the impairment is recognized for GAAP and the impact is then amortized over the lease term for Economic Income, as management evaluates impairment expenses over the life of the related lease asset and considers the impairment charge to be nonrecurring in nature. Additionally, rent expense is offset by subrental income as management evaluates rent expenses on a net basis. • Income allocations to our executive managing directors on their direct interests in the Sculptor Operating Group. Management reviews operating performance at the Sculptor Operating Group level, where our operations are performed, prior to making any income allocations. • Net income (loss) attributable to redeemable noncontrolling interests, which relates to our consolidated SPAC, is also eliminated as management does not consider this to be reflective of operating performance. • Amounts related to the consolidated entities, as management does not consider these amounts to be representative of our core operating performance. We also exclude the related eliminations of management fees and incentive income, as management reviews the total amount of management fees and incentive income earned in relation to total AUM and fund performance. Additionally, management fees are presented net of recurring placement and related service fees, as management considers these fees a reduction in management fees, not an expense. Expenses related to incentive income profit-sharing arrangements are generally recognized at the same time the related incentive income revenue is recognized, as management reviews the compensation expense related to these arrangements in relation to any incentive income earned from the relevant fund. Further, for Economic Income deferred cash compensation is expensed in full during the performance period to which the award relates, rather than over the service period for GAAP, as management views the compensation expense impact in relation to the performance period. As a result of the adjustments described above, management fees, incentive income, other revenues, compensation and benefits, interest expense, general, administrative and other expenses, net income (loss) attributable to noncontrolling interests and net income (loss) attributable to redeemable noncontrolling interests as presented on an Economic Income basis are also non-GAAP measures. Our non-GAAP financial measures should not be considered alternatives to our GAAP net income allocated to Class A Shareholders or cash flow from operations, or as indicative of liquidity or the cash available to fund operations. Our non-GAAP measures may not be comparable to similarly titled measures used by other companies.

|30 Footnotes to Non-GAAP Reconciliations: (1) Adjustment to present management fees net of recurring placement and related service fees, as management considers these fees a reduction in management fees, not an expense. (2) Adjustment to exclude the related eliminations of management fees and incentive income, as management reviews the total amount of management fees and incentive income earned in relation to total AUM and fund performance. (3) Adjustment to offset rent expense by subrental income as management evaluates rent expense on a net basis. (4) Adjustment to exclude equity-based compensation, net of cash settled RSUs. When the number of RSUs to be settled in cash is discretionary at the time of the grant, then the fair value of RSUs that are settled in cash is included as an expense at the time of settlement. When the number of RSUs to be settled in cash is certain on the grant date, then the expense is recognized during the performance period to which the award relates. In addition, expenses related to incentive income profit-sharing arrangements are generally recognized at the same time the related incentive income revenue is recognized, as management reviews the total compensation expense related to these arrangements in relation to any incentive income earned from the relevant fund. For Economic income deferred cash compensation is expensed in full during the performance period to which the award relates to, rather than over the service period for GAAP as management views the compensation expense impact in relation to the performance period. (5) Adjustment to exclude amounts related to non-cash interest expense accretion on debt. The 2020 Term Loan and the Debt Securities, which were issued in connection with the Recapitalization, were each recognized at a significant discount, as proceeds from each borrowing were allocated to warrant liabilities and the 2019 Preferred Units, respectively, resulting in non-cash accretion to par over time through interest expense for GAAP. The Debt Securities and the 2019 Preferred Units were fully redeemed in 2020. Management excludes this non-cash expense from Economic Income, as it does not consider it to be reflective of our economic borrowing costs. (6) Adjustment to exclude depreciation, amortization, and losses on fixed assets, as management does not consider these items to be reflective of our operating performance. Impairment of right-of-use lease assets is excluded from Economic Income at the time the impairment is recognized for GAAP and the impact is then amortized over the lease term for Economic Income, as management evaluates impairment expenses over the life of the related lease asset and considers the impairment charge to be nonrecurring in nature. Additionally, rent expense is offset by subrental income as management evaluates rent expenses on a net basis. Further, recurring placement and related service fees are excluded, as management considers these fees a reduction in management fees, not an expense. (7) Adjustment to include short-term receivables from funds included within other assets on the GAAP balance sheet for which the Company has redeemed its investment and will receive cash as management considers these items to be reflective of our Adjusted Net Assets. The amount shown for December 31, 2022 excludes $26.3 million related to a redemption receivable for investments in funds made on behalf of certain employees and executive managing directors, which management does not consider to be reflective of our Adjusted Net Assets, as noted below. (8) Adjustment to exclude investments in funds made on behalf of certain employees and executive managing directors, including deferred compensation arrangements as management does not consider these items to be reflective of our Adjusted Net Assets. (9) Adjustment to reduce the investments in CLOs by related financing, including CLO investments loans and principal outstanding on securities sold under agreements to repurchase as management evaluates these investments on a net basis. (10) Represents principal outstanding of the debt obligations as management evaluates these obligations on a gross basis for liquidity needs. Notes (contd.)

|31 Footnotes to Fund Information (a) Past performance is not indicative of future results. The return information reflected in these tables represents, where applicable, the composite performance of all feeder funds that comprise each of the master funds presented. Gross return information is generally calculated using the total return of all feeder funds, net of all fees and expenses except management fees of such feeder funds and master funds and incentive income allocated to the general partner of the funds, and the returns of each feeder fund include the reinvestment of all dividends and other income. Net return information is generally calculated as the gross returns less management fees and incentive income allocated to the general partner of the funds. Return information that includes investments in certain funds that the Company, as investment manager, determines lack a readily ascertainable fair value, are illiquid or should be held until the resolution of a special event or circumstance ("Special Investments") excludes incentive income allocated to the general partner of the funds on unrealized gains attributable to such investments, which could reduce returns on these investments at the time of realization. Special Investments and initial public offering investments are not allocated to all investors in the funds, and investors that were not allocated Special Investments and initial public offering investments may experience materially different returns. The performance calculation for the Sculptor Master Fund excludes realized and unrealized gains and losses attributable to currency hedging specific to certain investors investing in Sculptor Master Fund in currencies other than the U.S. Dollar. (b) The returns for the Sculptor Credit Opportunities Master Fund exclude Special Investments. Special Investments in the Sculptor Credit Opportunities Master Fund are held by investors representing a small percentage of AUM in the fund. Inclusive of these Special Investments, the returns of the Sculptor Credit Opportunities Master Fund for year ended December 31, 2022 were -2.9% gross and -3.8% net, for year ended December 31, 2021 were 22.3% gross and 17.3%, and annualized since inception through December 31, 2022 were 12.2% gross and 8.6% net. (c) Source: Bloomberg, HFRX. The comparison shows the returns of the ICE BofAML Global High Yield Index (HW00) and HFRX Fixed Income Credit Index (HFRXFIC) (the “Broader Market Indices”) against Sculptor Credit Opportunities Master Fund. The HFRXFIC returns are presented net of fees of the constituent funds. The comparisons are intended solely for illustrative purposes to show a historical comparison of the Sculptor Credit Opportunities Master Fund to the broader credit markets, as represented by the Broader Market Indices, and should not be considered as an indication of how Sculptor Credit Opportunities Master Fund will perform relative to the Index in the future. There can be no assurance any such trends would persist in the future. Assets and securities contained within the Broader Market Indices are different than the assets held in Sculptor Credit Opportunities Master Fund and will therefore have different risk and reward profiles. (d) The annualized returns since inception are those of the Sculptor Multi-Strategy Composite, which represents the composite performance of all accounts that were managed in accordance with the Company's broad multi-strategy mandate that were not subject to portfolio investment restrictions or other factors that limited the Company's investment discretion since inception on April 1, 1994. Performance is calculated using the total return of all such accounts net of all investment fees and expenses of such accounts, and the returns include the reinvestment of all dividends and other income. The performance calculation for the Sculptor Master Fund excludes realized and unrealized gains and losses attributable to currency hedging specific to certain investors investing in Sculptor Master Fund in currencies other than the U.S. Dollar. For the period from April 1, 1994 through December 31, 1997, the returns are gross of certain overhead expenses that were reimbursed by the accounts. Such reimbursement arrangements were terminated at the inception of the Sculptor Master Fund on January 1, 1998. The size of the accounts comprising the composite during the time period shown vary materially. Such differences impacted the Company's investment decisions and the diversity of the investment strategies followed. Furthermore, the composition of the investment strategies the Company follows is subject to its discretion, has varied materially since inception and is expected to vary materially in the future. The returns for the Sculptor Master Fund exclude Special Investments. Special Investments in the Sculptor Master Fund are held by investors representing a small percentage of AUM in the fund. Inclusive of these Special Investments, the returns of the Sculptor Master Fund for year ended December 31, 2022 were -12.0% gross and -13.3% net, for year ended December 31, 2021 were 8.5% gross and 5.7% net, and annualized since inception through December 31, 2022 were 15.1% gross and 10.4% net. As of December 31, 2022, the annualized returns since the Sculptor Master Fund’s inception on January 1, 1998 were 12.2% gross and 8.1% net excluding Special Investments and 11.9% gross and 7.9% net inclusive of Special Investments. Sharpe Ratio is a measure of the risk-adjusted return of the Fund, or benchmark, as applicable. The Sharpe Ratio is calculated by subtracting the annualized risk-free rate from the annualized portfolio return, and dividing that amount by the standard deviation of the portfolio's monthly returns in excess of the risk-free rate. The risk-free rate of return used in computing the Sharpe Ratio is the 1-month LIBOR compounded monthly throughout the periods presented. Notes (contd.)

|32 Footnotes to Fund Information (e) Source: Bloomberg, HFRI. The comparison shows the returns of the MSCI World Gross Local Index (GDDLWI Index), the Balanced US 60/40 Index (VBINX US Equity) and the HFRI Fund Weighted Composite Index (HFRIFWI Index (the “Broader Market Indices”) against the Multi-Strategy Composite. The HFRIFWI returns are presented net of fees of the constituent funds. This comparison is intended solely for illustrative purposes to show a historical comparison of the Master Fund Composite to the broader markets, as represented by the Broader Market Indices, and should not be considered as an indication of how Sculptor Master Fund or the Feeder Funds will perform relative to the Broader Market Indices in the future. There can be no assurance any such trends would persist in the future. Assets and securities contained within the Broader Market Indices are different than the assets held in the Master Fund Composite and will therefore have different risk and reward profiles. (f) Gross IRR for the Company's real estate funds represents the estimated, unaudited, annualized return based on the timing of cash inflows and outflows for the aggregated investments as of December 31, 2022, including the fair value of unrealized and partially realized investments as of such date, together with any unrealized appreciation or depreciation from related hedging activity. Gross IRR is not adjusted for estimated management fees, incentive income allocated to the general partner of the fund or other fees or expenses to be paid by the fund, which would reduce the return. (g) Net IRR is calculated as described in footnotes (f) and (l), but is reduced by management fees and for the real estate funds other fund-level fees and expenses not adjusted for in the calculation of gross IRR. Net IRR is further reduced by accrued and paid incentive income allocated to the general partner of the fund, which will be payable upon the distribution of each fund's capital in accordance with the terms of the relevant fund. Accrued incentive income allocated to the general partner of the fund may be higher or lower at such time. The net IRR represents a composite rate of return for a fund and does not reflect the net IRR specific to any individual investor. (h) Includes transfers between Sculptor funds. (i) Appreciation (depreciation) reflects the aggregate net capital appreciation (depreciation) for the entire period and is presented on a total return basis, net of all fees and expenses (except incentive income allocated to the general partner of the fund on unrealized Special Investments), and includes the reinvestment of all dividends and other income. Management fees and incentive income allocated to the general partner of the fund vary by product. (j) Includes the effects of changes in the par value of the underlying collateral of the CLOs, foreign currency translation changes in the measurement of AUM of our European CLOs and other funds, and changes in the portfolio appraisal value for aircraft securitization vehicles. For FP AUM, this also includes movements in or out of FP AUM. (k) Represents funded capital commitments net of recallable distribution to investors. (l) Gross internal rate of return ("IRR") for the Company's closed-end opportunistic credit funds represents the estimated, unaudited, annualized return based on the timing of cash inflows and outflows for the fund as of December 31, 2022, including the fair value of unrealized investments as of such date, together with any appreciation or depreciation from related hedging activity. Gross IRR does not include the effects of management fees or incentive income allocated to the general partner of the fund, which would reduce the return, and includes the reinvestment of all fund income. (m) Gross multiple of invested capital ("MOIC") for the Company's closed-end opportunistic credit funds is calculated by dividing the sum of the net asset value of the fund, accrued incentive income allocated to the general partner of the fund, life-to-date incentive income allocated to the general partner of the fund and management fees paid and any non-recallable distributions made from the fund by the invested capital. (n) These funds have concluded their investment periods, and therefore the Company expects AUM for these funds to decrease as investments are sold and the related proceeds are distributed to the investors in these funds. (o) An investment is considered partially realized when the total amount of proceeds received, including dividends, interest or other distributions of income and return of capital, represents at least 50% of invested capital. (p) Invested capital represents total aggregate contributions made for investments by the fund. Notes (contd.)

|33 Footnotes to Fund Information (q) Total value represents the sum of realized distributions and the fair value of unrealized and partially realized investments as of December 31, 2022. Total value will be impacted (either positively or negatively) by future economic and other factors. Accordingly the total value ultimately realized will likely be higher or lower than the amounts presented as of December 31, 2022. (r) Gross MOIC for the Company's real estate funds is calculated by dividing the value of a fund's investments by the invested capital, prior to adjustments for incentive income allocated to the general partner of the fund, management fees or other expenses to be paid by the fund. (s) This fund has invested less than half of its committed capital or is in the first year of deployment; therefore, IRR and MOIC information is not presented, as it is not meaningful. (t) Customized Credit Focused Platform - Footnotes Weighted Average Returns: Weighted Average Returns reflect the total profit & loss divided by the weighted average capital base for the period. Gross IRR represents estimated, unaudited, annualized pre-tax returns based on the timing of cash inflows and outflows from contributions into and distributions from the Platform to its fee paying investors (excluding management fees incurred by the Platform and incentive income allocated to the general partner of the fund). Net IRR is the gross IRR adjusted to reflect actual management fees incurred by the Platform and incentive income allocated to the general partner of the fund. Net Invested Capital Multiple: Given the Platform has an active liquid investment program, a key element of which includes ramping up and ramping down depending on market conditions - much of which has recently been deployed - this is a multiple measuring the current net asset value over the Net Invested Capital, where Net Invested Capital represents cumulative contributions less cumulative distributions. Notes (contd.)